United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 15, 2024

Date of Report (Date of earliest event reported)

SPI Energy Co., Ltd.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37678	20-4956638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4803 Urbani Ave. McClellan Park, CA	95652
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 919-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	SPI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Letter from Nasdaq Listing Qualifications Department dated October 15, 2024

On October 15, 2024, SPI Energy Co., Ltd. (the “Company”) received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) issuing a Staff determination (the “Staff Determination”). The Staff Determination noted that as the Company had not regained compliance with the Listing Rule 5550(a)(2) within the period as prescribed by the Staff, its securities will be delisted from the Nasdaq Capital Market.

Separately, the Staff Determination also noted that the Company did not meet the terms of the exception for demonstrating compliance with Nasdaq Listing Rule 5250(c)(1) (“Filing Rule”) which requires the timely filing of all required periodic reports with the SEC. Specifically in this regard, the Staff Determination noted that the Company’s failure in filing its Form 10-K for the period ended December 31, 2023 and its Form 10-Q for the periods ended March 31, 2024 and June 30, 2024 (the “Forms 10-Q”) by October 14, 2024 within the period as permitted by Nasdaq, each serve as separate and additional bases for the delisting of the Company’s securities from Nasdaq, and that the Company should address these concerns before the Nasdaq Hearings Panel (the “Panel”) if it appeals the Staff Determination.

The Letter notified the Company that it may appeal the Staff’s determination to the Panel by 4:00 ET on October 22, 2024. The Company plans to appeal the Staff Determination and expects to submit a request for hearing before the Panel within the aforementioned timeline.

The Staff Determination has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market. The Company plans to fulfill each of the conditions as stated in the Staff Determination, apply to the Panel for the hearing and the comply with the procedures for the Panel hearing. As highlighted in the Letter, the hearings before the Panel are typically scheduled to occur approximately 30-45 days after the date of the hearing request. The Staff Determination also noted that a request for a hearing regarding a delinquent filing will stay the suspension of the Company’s securities only for a period of 15 days from the date of the request. When requesting a hearing before the Panel, the Company would also be able to request a stay of such suspension, pending the hearing.

History of Potential Nasdaq Delisting

Non-Compliance with Nasdaq Listing Rule 5550(a)(2):

As previously announced in the Current Report on Form 8-K filed with the SEC on October 20, 2024, on October 19, 2024, the Staff notified the Company that the bid price for its ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) had closed below $1.00 per share for 30 consecutive business days and, as a result, the Company no longer satisfied Nasdaq Listing Rule 5450(a)(1), the minimum bid price requirement applicable to The Nasdaq Global Select Market issuers. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was afforded an initial 180-calendar day grace period, through April 16, 2024, to regain compliance with the minimum bid price requirement.

Issuers listed on The Nasdaq Global Select Market are not eligible for a second 180-day grace period under the Nasdaq Listing Rules. However, based upon the Company’s compliance with the various criteria required under Nasdaq Listing Rule 5810(c)(3)(A)(ii) to obtain a second 180-day grace period applicable to issuers listed on The Nasdaq Capital Market, the Company applied to transfer the listing of its Ordinary Shares to The Nasdaq Capital Market.

Subsequently, as previously disclosed in the Current Report on Form 8-K filed with the SEC on April 25, 2024, on April 23, 2024, the Company was notified by the Staff that the Staff granted the Company’s request to transfer the listing of the Ordinary Shares from The Nasdaq Global Select Market tier to The Nasdaq Capital Market tier, and that the Staff granted the Company’s request for a second 180-calendar day period, or until October 14, 2024 (the “Second Compliance Period”), to regain compliance with the $1.00 bid price requirement, as set forth in Nasdaq Listing Rule 5550(a)(2). To regain compliance with such minimum price requirement, the Company must evidence a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. The transfer of the listing of the Ordinary Shares from The Nasdaq Global Select Market to The Nasdaq Capital Market took effect with the open of business on April 25, 2024.

In light of the Company’s failure to comply with the Listing Rule 5550(a)(2) within the Second Compliance Period, the Company received the Staff Determination on October 15, 2024.

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Non-Compliance with Nasdaq Listing Rule 5250(c)(1):

As previously disclosed in the Current Report on Form 8-K filed with the SEC on April 22, 2024, the Company received a notice from the Staff on April 19, 2024 notifying the Company that due to the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”) with the SEC, the Company is not in compliance with Nasdaq’s continued listing requirements under the Filing Rule.

The Company then received a second delinquency notification letter from Nasdaq on May 20, 2024 due to the Company’s non-compliance with the Filing Rule as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 (the “Q1 Form 10-Q”), as well as a third delinquency notification letter from Nasdaq on August 20, 2024 due to the Company’s non-compliance with the Filing Rule as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 (the “Q2 Form 10-Q”).

Based on the materials submitted by the Company on June 18, 2024, July 5, 2024, July 25, 2024, August 1, 2024, August 2, 2024 and September 4, 2024 (the “Submission”), the Staff determined to grant an exception to enable the Company to regain compliance with the Filing Rule by filing the Form 10-K, the Q1 Form 10-Q and the Q2 Form 10-Q on or before October 14, 2024. In light of the Company’s failure to file the Form 10-K, the Q1 Form 10-Q and the Q2 Form 10-Q by October 14, 2024, the Company received the Staff Determination on October 15, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPI ENERGY CO., LTD.

October 17, 2024	By:	/s/ Xiaofeng Peng
Xiaofeng Peng
Chief Executive Officer

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